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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 7, 2003
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                  Lumenon Innovative Lightwave Technology, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                       000-27977               98-0213257
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      (State or Other Jurisdiction     (Commission          (IRS Employer
            of Incorporation)          File Number)       Identification No.)

8851 Trans-Canada Highway, St. Laurent, Quebec, Canada                   H4S 1Z6
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (514) 331-3738
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events and Required FD Disclosure.

         On January 7, 2003, LILT Canada Inc. ("LILT"), a corporation incorporated under the laws of Canada and the wholly-owned operating subsidiary of Lumenon Innovative Lightwave Technology, Inc. (the "Registrant"), filed a petition under the Canadian Companies' Creditors Arrangement Act (the "CCAA") with the Superior Court of Quebec (the "Court") and on January 8, 2003, LILT obtained an order from the Court granting LILT certain relief, including a stay of proceedings and protection from creditors. All of the Registrant's operations and activities are performed through LILT.

         LILT's petition under the CCAA constitutes an event of default under the amended and restated convertible notes (the "Notes") that the Registrant issued to Castle Creek Technology Partners LLC and Capital Ventures International (the "Noteholders") in October 2001. Upon an event of default under the Notes, the Noteholders may demand that the Registrant repay the outstanding principal amount of the Notes and all accrued and unpaid interest thereon, which as of the date hereof amounted to $10,505,688. The repayment of the Notes is secured by a security interest in all of the present and future property, rights and assets of the Registrant and LILT pursuant to the terms of a Security Agreement dated as of October 30, 2001 between the Registrant and the Noteholders, a Deed of Hypothec dated October 30, 2001 between the Registrant and CIBC Mellon Trust Company, as agent for the Noteholders ("CIBC") and a Deed of Hypothec dated October 30, 2001 between LILT and CIBC. Accordingly, if the outstanding principal and all accrued and unpaid interest under the Notes is not paid to the Noteholders upon demand, the Noteholders will have the rights and remedies of a secured party under the Uniform Commercial Code of the State of Delaware or of any jurisdiction in which the property, rights and assets of the Registrant or LILT are located, as well as any and all of the rights provided for in the Civil Code of Quebec and in the Code of Civil Procedure of Quebec, including the right to take possession of such property, rights and assets.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         The exhibits filed as part of this Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such exhibits, which Exhibit Index is incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LUMENON INNOVATIVE LIGHTWAVE
                                    TECHNOLOGY, INC.

Date: January 9, 2003               By: /s/ Gary S. Moskovitz
                                        ----------------------------------------
                                        Name:  Gary S. Moskovitz
                                        Title: President and Chief Executive
                                               Officer


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                                  EXHIBIT INDEX

Exhibit No.                                    Description
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4.1(1)   Form of Amended and Restated Convertible Note.

99.1*    Press Release dated January 8, 2003.

99.2(2) Security Agreement, dated as of October 30, 2001, between Lumenon Innovative Lightwave Technology, Inc., Capital Venture International and Castle Creek Technology Partners LLC.

99.3(2) Deed of Hypothec, dated October 30, 2001, between Lumenon Innovative Lightwave Technology, Inc. and CIBC Mellon Trust Company.

99.4(2) Deed of Hypothec, dated October 30, 2001, between LILT Canada Inc. and CIBC Mellon Trust Company.

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*    Filed herewith.

(1) Incorporated by reference to the Registrant's Current Report on Form 8-K dated October 9, 2001 (File No. 000-27977).

(2) Incorporated by reference to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2001, filed on February 14, 2002 (File No. 000-27977).


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